Exhibit 10.1

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 1

EXECUTION COPY

LEASE AGREEMENT

THIS LEASE AGREEMENT is made as of this 31 day of March, 2011, between A.R.E. QUEBEC NO 2, INC., a Quebec corporation (“Landlord”), and KLOX TECHNOLOGIES INC., a company incorporated under the Canada Business Corporations Act (“Tenant”).

BASIC LEASE PROVISIONS

Address:	275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Premises:	That, portion of the Project, containing approximately 8,309 rentable square feet comprised of 6,836 rentable square feet, as determined by Landlord, on the 3rd floor of Block A and approximately 1,473 rentable square feet, as determined by Landlord, on the 2nd floor of Block B, as determined by Landlord, as shown on Exhibit A.

Project:	The real property in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	$20,860.50 per month (based on $26.50 per rentable square feet per annum for the office space located on the 3rd floor of Block A and $46.96 per rentable square feet per annum for the laboratory space located on the 2nd floor of Block B), subject to the annual increase pursuant to Section 4 below. Base Rent is inclusive of all operating costs in relation to the Premises including, but not limited to, real estate taxes, insurance, maintenance repairs and utilities, except as otherwise expressly provided herein.

Rentable Area of Premises: 8,309 sq. ft.

Rentable Area of Project: 140,776 sq. ft.

Security Deposit: $20,000	Commencement Date: April 8, 2011

Rent Commencement Date: Commencement Date

Rent Adjustment Percentage: 3%

Base Term: Beginning on the Commencement Date and expiring on April 30, 2014.

Permitted Use:

For the portion of the Premises, located on the 3rd floor of Block A office and related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof; and

For the portion of the Premises located on the 2nd floor of Block B: office and research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 2

Address for Rent Payment: 385 East Colorado Boulevard, Suite 299 Pasadena, CA 91101 Attention: Accounts Receivable	Landlord’s Notice Address: 385 East Colorado Boulevard, Suite 299 Pasadena, CA 91101 Attention: Corporate Secretary Facsimile: (626) 578-0770

Tenant’s Notice Address: 275 Armand-Frappier Boulevard, Laval, Quebec H7V 4A7 Attention: Domenic De Luca Vice President Finance & Operations Facsimile: 450-680-4549

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[ ] EXHIBIT A – PREMISES DESCRIPTION	[ ] EXHIBIT B – DESCRIPTION OF PROJECT
[ ] EXHIBIT C – RULES AND REGULATIONS	[ ] EXHIBIT D – TENANT’S PERSONAL PROPERTY
[ ] EXHIBIT E – OFFICE SPACE ON THE FIRST FLOOR OF BLOCK A

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby demises and leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord to have and to hold during the Term. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and the Extension Term which Tenant may elect pursuant to Section 39 hereof. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use.

2. Delivery; Acceptance of Premises; Commencement Date. Tenant has been in occupancy and possession of the Premises prior to the Commencement Date. Tenant acknowledges receipt and delivery of possession of the Premises and that Tenant has examined title to, and the condition of, the Premises prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for all purposes hereunder. Tenant is renting the Premises “as is” in its present condition. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, LEGAL OR CONTRACTUAL, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO COMPLIANCE WITH LEGAL REQUIREMENTS, AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, OR AS TO LANDLORD’S TITLE THERETO OR OTHERWISE, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE PREMISES (INCLUDING, WITHOUT LIMITATION, THE ENVIRONMENTAL CONDITION THEREOF) HAVE BEEN INSPECTED BY TENANT AND ARE SATISFACTORY TO IT. (I) TENANT SHALL ACCEPT THE PREMISES IN

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275 Armand-Frappier Boulevard, Laval, Quebec, Canada

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THEIR CONDITION AS OF THE COMMENCEMENT DATE, SUBJECT TO ALL APPLICABLE LEGAL REQUIREMENTS (AS DEFINED IN SECTION 7 HEREOF); (II) LANDLORD SHALL HAVE NO OBLIGATION FOR ANY DEFECTS IN THE PREMISES; AND (III) TENANT’S TAKING POSSESSION OF THE PREMISES SHALL BE CONCLUSIVE EVIDENCE THAT TENANT ACCEPTS THE PREMISES AND THAT THE PREMISES WERE IN GOOD CONDITION AT THE TIME POSSESSION WAS TAKEN.

This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

Notwithstanding the foregoing, the Tenant shall remain liable for and bound by its obligations under Section 5(c) of the Consent to Sublease Agreement dated as of September 1, 2009 between Landlord, Bellus Health Inc. and Tenant, as amended.

3. Rent.

(a) Base Rent. The first month’s Base Rent and the Security Deposit shall be due and payable on the Commencement Date to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of Canada, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period. Unless otherwise provided for in this Lease, all Additional Rent shall be payable to the Landlord within 30 days of receipt of notice by the Tenant that such sums are due.

(c) Tax Upon Rent. Tenant shall pay all goods and services taxes, sales taxes, value added taxes and any other existing or future tax of a similar nature whether or not now within the contemplation of the parties, which may be imposed by any governmental authority (including without limitation the taxes commonly known as the goods and services tax (“GST”) and the Quebec Sales Tax (“QST”), which may be imposed with respect to any Rent or other amounts payable in respect of goods and services furnished or provided by Landlord to

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275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 4

Tenant, or in respect of the rental of space under this Lease, however such taxes are characterized. The amount of such taxes shall be calculated in accordance with the applicable legislation and will be paid to Landlord contemporaneously with the payment of the amounts in respect of which such taxes are payable (such as GST and QST), or if imposed in respect of items other than amounts payable hereunder in accordance with the applicable legislation and in any event at least 10 days prior to the date upon which Landlord is required to remit such taxes to the taxing authority. Taxes payable by Tenant pursuant to this paragraph shall be deemed not to constitute rent for purposes of calculation of the taxes herein contemplated.

4. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated. Base Rent, Additional Rent and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent”.

5. Intentionally deleted.

6. Security Deposit; Hypothec. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by the National Bank of Canada (“NBC”), or if not, an FDIC – insured United States financial institution or a Canadian financial institution satisfactory to Landlord, and (v) redeemable by presentation (either in person or by overnight courier service) of a sight draft in a location in the United States approved by Landlord (Landlord hereby approving the New York City, New York Branch of the NBC for such presentation). If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Upon

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275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 5

bankruptcy, insolvency, liquidation or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Lease, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any federal, provincial, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Tenant shall

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275 Armand-Frappier Boulevard, Laval, Quebec, Canada

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not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

Landlord shall, at Tenant’s expenses (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the buildings located on the Project that are required by Legal Requirements. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable legal fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be, notwithstanding Article 1879 of the Civil Code of Quebec, subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) there shall be no tacit renewal of this Lease and Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 200% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential and indirect damages. Notwithstanding Article 1879 of the Civil Code of Quebec, no holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. If any goods and services taxes, sales taxes, value added taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), are levied or assessed directly against

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275 Armand-Frappier Boulevard, Laval, Quebec, Canada

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Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any Tenant’s personal property (“Personal Property”) or movables materially attached to the Premises placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s Personal Property or movables materially attached to the Premises are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to park in those areas designated for non-reserved, surface parking, subject in each case to Landlord’s rules and regulations, and provided Tenant shall not use or permit the use of such parking areas for the outside storage of trucks, recreational or other vehicles. Tenant shall not permit the dumping of waste or refuse, or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. In addition, Tenant shall have the right to 2 covered parking stalls during the Term, free of rent, but subject in to Landlord’s rules and regulations, such parking stall to be designated by the Landlord. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project or for enforcing any reservation of parking spaces.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection (collectively, “Utilities”). No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s gross fault, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined

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275 Armand-Frappier Boulevard, Laval, Quebec, Canada

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in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to all of the Landlord’s costs incurred to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens and hypothecs, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction, that the Tenant has obtained, at its expense, all necessary consents, permits, licenses and inspections from all governmental authorities having jurisdiction and obtain from any contractor a written waiver and release of its right to register any hypothec or other rights against the Premises and the Project and the contractor shall also furnish to Landlord a similar waiver from every person furnishing labor or material under any contract with it or any of its subcontractors. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements from a senior officer of the Tenant setting forth that all Alterations have been completed in accordance with the plans and specifications approved by the Landlord, all accounts in respect of same have been paid in full and that the period pursuant to the Civil Code of Quebec within which workmen, material suppliers, contractors or subcontractors in connection with the completion of the Alterations may register a legal hypothec for unpaid work or services or materials supplied with no legal hypothec having been registered is expired, and the names of all contractors and subcontractors who did the work; (ii) a clearance certificate issued under the Act respecting industrial accidents and the Occupational Health and Safety Act (Quebec) in respect of each contractor and subcontractor who did work in connection with the Alterations; and (iii) “as built” plans for any such Alteration.

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Other than (i) the items, if any, listed on Exhibit D attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit D in the future, and (iii) any movables materially attached to the Premises, machinery, equipment and other Personal Property which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all Alterations, movables materially attached to the Premises, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises including without limitation fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant:

13. Landlord’s Repairs. Landlord shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, mandataries; servants, employees, invitees and contractors (collectively, “Tenant Party”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by

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Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any provincial or municipal law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Legal Hypothecs. The Tenant shall promptly pay all its contractors, suppliers and workmen for any work or services performed or materials supplied which might give rise to a legal hypothec or other encumbrance and shall ensure that no legal hypothec or other encumbrance is registered against the Premises and the Project or any part thereof or the Tenant’s interest in this Lease with regard to or arising from any work or services performed or goods or materials furnished to or for the benefit of the Tenant, or by reason of any other cause or matter attributable to the Tenant. Should a legal hypothec or other encumbrance be registered against the Premises and the Project or any part thereof or the Tenant’s interest in this Lease by reason of any cause or matter attributable to the Tenant, the Tenant shall discharge, by bond or otherwise, any legal hypothec or encumbrance against the Premises or against the Project within 10 days after its registration, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any legal hypothec or encumbrance arising out of work or services performed, materials supplied or obligations incurred by Tenant. Should Tenant fail to discharge, bond over, or post a letter of credit with Landlord with respect to any legal hypothec or encumbrance described herein, Landlord shall have the right, but not the obligation, to pay such claim and take such actions as it deems appropriate in order to cause the immediate discharge thereof (which payments and actions may, without limitation, include the payment of the amounts secured by such legal hypothec or encumbrance into court or directly to the beneficiary of the legal hypothec or encumbrance and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of Personal Property of a

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removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any registrations filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such registration is applicable only to removable Personal Property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the registration without qualifying language as to applicability of the lien or hypothec only to Tenant’s Personal Property.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the gross fault of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by or on behalf of the Tenant at Tenant’s expense; all required workers’ compensation insurance and CSST (Commission de la sante et securite au travail) contributions and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises and environmental contamination insurance with a minimum limit of not less than $2,000,000 per occurrence. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, mandataries, invitees and contractors (collectively, “Landlord Parties”), as additional insureds. The commercial general liability and pollution legal liability insurance policies shall insure on an occurrence and not a claims-made basis; shall be issued by respectable insurance companies acceptable to the Landlord; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire

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endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord, and its officers, directors, employees, managers, agents, mandataries, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding

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Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds, promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant unless covered by the insurance Landlord maintains hereunder, in which case such improvements shall be included, to the extent of such insurance proceeds, in Landlord’s restoration), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 29) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 33) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

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19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken; and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Premises and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s movables materially attached to the Premises, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Legal Hypothecs. Tenant shall fail to discharge, bond over, post a letter of credit with Landlord, or otherwise obtain the release of any legal hypothec or other encumbrance placed upon the Project or the Premises in violation of this Lease within 10 days after any such legal hypothec or other encumbrance is registered against the Project or the Premises.

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(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is granted or not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 30 days from the date of Landlord’s notice.

21.	Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may (but shall have no legal obligation to), without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

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(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 3 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant, and shall not limit Landlord’s remedies hereunder with respect to such a Default of Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever. No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default. The Tenant hereby waives the provisions of Article 1883 of the Civil Code of Quebec.

(i)	This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to terminate ipso facto this Lease without the necessity of any legal proceedings, and Tenant shall be liable as hereinafter in this Section 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or otherwise, Landlord may from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

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(ii)	In the event of any termination of this Lease as in this Section 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by legal proceedings or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises. Landlord, at its option, notwithstanding any other provision of this Lease, shall be entitled to recover from Tenant, as and for liquidated damages, the sum of:

(A)	all Base Rent, Additional Rent and other amounts payable by Tenant hereunder then due or accrued and unpaid; and

(B)	the amount equal to the aggregate of all unpaid Base Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, discounted to its then present value in accordance with accepted financial practice using a rate of 5% per annum, for loss of the bargain; and

(C)	all other damages and expenses (including legal fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(D)	(i) the net proceeds of any re-letting actually received by Landlord and (ii) the amount of damages which Tenant proves could have been avoided had Landlord taken reasonable steps to mitigate its damages.

(iii)	Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

(iv)	Nothing in this Section shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

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(v)	If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents or its mandataries, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by legal proceedings or otherwise. The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

(vi)	If either party shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that such party was in default, the party in default shall pay to the other all fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including legal fees and expenses.

(vii)	If Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises, and (b) in any other case if such default continues after any applicable cure period provided for in this Lease. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including legal fees and disbursements incurred by Landlord in any action or proceeding brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

(viii)	Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 29(d), at Tenant’s expense

(ix)

Except as otherwise provided in this Section, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. Landlord shall be

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entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease or share possession of the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not listed upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its sole and absolute discretion, if the proposed assignment, hypothecation or other transfer or subletting concerns more than (together with all other then effective subleases) 50% of the Premises, (iii) refuse such consent, in its reasonable discretion, if the proposed subletting concerns (together with all other then effective subleases) 50% or less of the Premises (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iv) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw

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such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i)	that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall assume solidarily with the Tenant, without the benefit of division or discussion, in writing with the Landlord or its successors and assigns should this Lease be terminated for any reason the due and punctual performance and observance of all agreements, provisions, obligations and conditions hereof on the Tenant’s part to be performed or observed from and after the effective date of such assignment or subletting; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such assignment or subletting; and

(ii)

A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or

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any other documents required by any and all federal, provincial and municipal Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain solidarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease, the whole, notwithstanding Article 1873 of the Civil Code of Quebec. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease or assignment, amortized over the term of the sublease or, in the case of an assignment, the remaining term of this Lease (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22 if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use,

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storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit C. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien, mortgage or hypothec of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments

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and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Tenant hereby appoints Landlord attorney-in-fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include hypothecs, deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust, or of a hypothec.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) and, if applicable, any adjacent property, at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s

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environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises and any adjacent property are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises the Project and adjacent property are free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 29 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by

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anyone other than Landlord and Landlord’s employees, agents, mandataries and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents, mandataries and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, legal, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises or any adjacent property. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

(b) Business. Landlord acknowledges that it is not the intent of this Section 29 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the

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receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, provincial and municipal Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests. Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

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(e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable provincial and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Tenant’s Obligations. Tenant’s obligations under this Section 29 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, laws, by-laws, environmental penalties or tickets, ordinances, rules, codes, judgments, orders, standards, approvals, license and permits, guidelines or other similar enactments or promulgations, whether or not having the force of law, of any Governmental Authority regulating or relating to health, safety, waste, the processing, transportation and handling of Hazardous Materials, or environmental conditions on, under, or about the Premises, the Project, adjacent property or the environment, including without limitation, the Environmental Quality Act (Quebec) and all federal, provincial and municipal counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) or is otherwise known or likely to cause material harm to the environment or human health. As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

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30. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

31. Inspection and Access. Landlord and its agents, mandataries, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant servitudes on or about the Premises, provided that no such servitude materially adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such servitude. Tenant shall at all times, except in the case of emergency, have the right to escort Landlord or its agents, mandataries, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

32. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, mandataries, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

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33. Force Majeure. Landlord shall not be held responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (“Force Majeure”).

34. Brokers, Entire Agreement, Amendment. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 34, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

35. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION MOVABLES MATERIALLY ATTACHED TO THE PREMISES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S

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OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MANDATARIES OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MANDATARIES OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

36. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

37. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any equipment, furniture or other items of personal property on any exterior balcony, or (v) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

38. Expansion in the Building.

(a) Expansion in the Building. Tenant shall have the right, but not the obligation, to expand the Premises (the “Expansion Right”) to include any Available Space on the first floor of Block A as depicted on Exhibit E, comprising approximately 7,143 rentable square feet upon the terms and conditions in this Section 38. For purposes of this Section 38, “Available Space” shall mean any office space on the first floor of Block A which is not occupied by a tenant or which is occupied by an existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. If there is any Available Space, Landlord shall, at such time as Landlord shall elect so long as Tenant’s rights hereunder are preserved, deliver to Tenant written notice (the “Expansion Notice”) of such Available Space, together with the terms and conditions on which Landlord is prepared to lease Tenant such Available Space. Tenant shall have 5 business days following delivery of the Expansion Notice to deliver to Landlord written notification of Tenant’s exercise of the Expansion Right. Provided that no right to expand is exercised by any tenant with superior rights, Tenant shall be entitled to lease such Available Space upon the terms and conditions set forth in the Expansion Notice.

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(b) Amended Lease. If: (i) Tenant fails to timely deliver notice accepting the terms of an Expansion Notice, or (ii) after the expiration of a period of 10 calendar days from the date Tenant gives notice accepting Landlord’s offer to lease such Available Space, no lease amendment or lease agreement for the Available Space has been executed, and Landlord tenders to Tenant an amendment to this Lease setting forth the terms for the rental of the Available Space consistent with those set forth in the Expansion Notice and otherwise consistent with the terms of this Lease and Tenant fails to execute such Lease amendment within 10 business days following such tender, Tenant shall be deemed to have forever waived its right to lease such Available Space.

(c) Exceptions. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant:

(i)	during any period of time that Tenant is in Default under any provision of the Lease; or

(ii)	if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

(d) Termination. At Landlord’s election, the Expansion Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the lease of such Available Space, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the lease of the Available Space, whether or not such Defaults are cured.

(e) Subordinate. Tenant’s rights in connection with the Expansion Right are and shall be subject to and subordinate to any expansion or extension rights granted in the Project.

(f) Rights Personal. Expansion Rights are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have one (1) right (the “Extension Right”) to extend the term of this Lease for two (2) years (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least nine (9) months, and no earlier than twelve (12)

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months prior, to the expiration of the Base Term of the Lease. Base Rent shall be adjusted on the commencement date of the Extension Term and on each annual anniversary of the commencement of the Extension Term by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such adjustment. Notwithstanding the foregoing, provided the Tenant has exercised the Extension Right in accordance with this Section 39, Base Rent shall not be payable by Tenant for the calendar month commencing May 1, 2014 provided Tenant is not then in Default under any provision of this Lease.

(b) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

(c) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

(i)	during any period of time that Tenant is in Default under any provision of this Lease; or

(ii)	if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

(d) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(e) Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Any notice or other communication transmitted by facsimile, shall be deemed duly given on the day of the transmittal thereof provided that the original notice or other communication is also delivered by reputable overnight guaranty courier addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

32.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 33

(b) Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be solidarily liable for the obligations of Tenant, without the benefit of division or discussion.

(c) Registration. Tenant may not register a notice pursuant to Article 2999.1 of the Civil Code of Quebec in respect of this Lease.

(d) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(e) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(f) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(g) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the province of Quebec, excluding any principles of conflicts of laws.

(h) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

33.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 34

(i) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(j) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

(k) Waiver under Civil Code of Quebec. Without limiting the generality of any other provision of this Lease, Tenant hereby waives the benefit of Articles 1854 (second paragraph), 1859, 1861, the second paragraph of Article 1863, 1864, the last paragraph of Article 1865, 1867, 1868, the second paragraph of Article 1869, 1881 and 1883 of the Civil Code of Quebec.

(l) No Superficies. Landlord and Tenant expressly declare that no superficies results from this Lease or any of the transactions contemplated herein, and Tenant hereby expressly waives the right to assert that it is the beneficiary of any right of superficies. Without limiting the generality of the foregoing, Tenant expressly waives any right which it may have pursuant to the second paragraph of Article 1116 of the Civil Code of Quebec to acquire ownership of subsoil.

(m) Language of Agreement. The parties declare that they have requested and do hereby confirm their request that the present agreement be in English; les parties dectarent qu’elles ont exige et par les presentes confirment few demande que la presente soit redigee en anglais.

(n) Canadian Currency. All sums of money referred to in this Lease are in Canadian dollars unless otherwise specifically stated.

(o) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

34.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 35

(p) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents, mandataries and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT: KLOX TECHNOLOGIES INC.

By:	/s/ Lise Hébert

Name:	Lise Hébert

Title:	President & CEO

LANDLORD: A.R.E. QUEBEC NO. 2, INC. a company incorporated under the Companies Act (Quebec)

By

Name:	Jennifer J. Pappas
Title:	Vice President

35.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Page 36

(m) Language of Agreement. The parties declare that they have requested and do hereby confirm their request that the present agreement be in English; les parties declarent qu’elles ont exige et par les presentes confirment leur demande que la presente soit redigee en anglais.

(n) Canadian Currency. All sums of money referred to in this Lease are in Canadian dollars unless otherwise specifically stated.

(o) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(p) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents, mandataries and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT: KLOX TECHNOLOGIES INC.

By:	/s/ Lise Hébert

Name:	Lise Hébert

Title:	President & CEO

LANDLORD: A.R.E. QUEBEC NO. 2, INC. a company incorporated under the Companies Act (Quebec)

By	/s/ Jackie Clem

Name:	Jackie Clem
Title:	VP Real Estate Legal Affairs

36.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Exhibit A

EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Exhibit A

EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Exhibit B

EXHIBIT B TO LEASE

LEGAL DESCRIPTION OF PROJECT

An emplacement situated in the City of Laval, Province of Quebec, known and designated as lots numbers ONE MILLION ONE HUNDRED SIXTY-SIX THOUSAND FOUR HUNDRED AND THIRTY-EIGHT and ONE MILLION ONE HUNDRED SIXTY-SIX THOUSAND FOUR HUNDRED AND THIRTY NINE (1 166 438 and 1 166 439) on the Cadastre of Quebec, Registration Division of Laval.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Exhibit C, Page 1

EXHIBIT C TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Exhibit C, Page 2

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Exhibit D

EXHIBIT D TO LEASE

TENANTS PERSONAL PROPERTY

NONE

Gross Multi-Tenant Office/Laboratory

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Klox Technologies Inc. – Exhibit E

EXHIBIT E TO LEASE

OFFICE SPACE ON THE FIRST FLOOR OF BLOCK A

EXHIBIT B

ACKNOWLEDGMENT OF EXPANSION PREMISES COMMENCEMENT DATE

This ACKNOWLEDGMENT OF EXPANSION PREMISES COMMENCEMENT DATE is made as of this 18th day of August, 2011, between A.R.E. QUEBEC NO. 2, INC. a Company incorporated under the Companies Act (Quebec) (“Landlord”), and KLOX TECHNOLOGIES INC. (“Tenant”), and is attached to and made a part of the Lease dated as of April 5, 2011, as amended by that certain First Amendment to Lease dated as of July 12, 2011 (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Expansion Premises Commencement Date is August 1, 2011. In case of a conflict between this Acknowledgment of Expansion Premises Commencement Date and Lease, this Acknowledgment of Expansion Premises Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGEMENT OF EXPANSION PREMISES COMMENCEMENT DATE to be effective on the date first above written.

LANDLORD:

A.R.E. QUEBEC NO. 2, INC, a Company incorporated under the Companies Act (Quebec)

By:	/s/ Jackie Clem
Name:	Jackie Clem
Title:	VP Real Estate Legal Affairs

TENANT:

KLOX TECHNOLOGIES, INC,

By:	/s/ Domenic De Luca
Name:	Domenic De Luca
Title:	Acting Vice President Finance and Operations

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Second Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (the “Amendment”) is made as of February 28, 2013, by and between A.R.E. Quebec No. 2, Inc., a Quebec corporation (“Landlord”), and Klox Technologies, Inc., a Company incorporated under the Canada Business Corporations Act (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of April 5, 2011, as amended by a First Amendment to Lease Agreement dated as of July 12, 2011 (the “Lease”), wherein Landlord leases to Tenant certain premises (the “Premises”) located at 275 Armand-Frappier Boulevard, Laval, Quebec, Canada, which Premises are more particularly described in Exhibit A attached to the Lease.

B. Tenant desires to expand the Premises demised under the Lease to include an additional 3,090 rentable square feet located on the second floor of Block Bas more particular y shown on Exhibit A-1 to this Second Amendment (the “Second Expansion Premises”), and Landlord is willing to lease such portion of the Project to Tenant on the terms herein set forth.

C. Landlord and Tenant desire to amend the Lease to, among other things, add the Second Expansion Premises to the Premises demised under the Lease, to extend the Term of the Lease, and to amend the Lease as to certain additional matters more particularly set forth below.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Defined Terms. All initially capitalized terms not defined specifically herein shall have the meanings set forth in the Lease.

2. Premises. Effective as of the date of full execution hereof by Landlord and Tenant (the “Second Expansion Commencement Date”), the Premises demised under the Lease are hereby expanded to include the Second Expansion Premises, consisting for all purposes of the Lease of approximately 3,090 rentable square feet located on the second floor of Block B of the Project, as more particularly shown on Exhibit A-1 attached hereto and incorporated herein by this reference.

3. Amendments to Defined Terms. Effective as of the Second Expansion Commencement Date, the defined terms “Premises”, “Base Rent”, “Rentable Area of the Premises”, “Security Deposit”, and “Base Term” are hereby deleted in their entirety and replaced with the following:

(a) “Premises”: That portion of the Project, containing approximately 16,121 rentable square feet, as determined by Landlord, consisting of: (i) approximately 6,836 rentable square feet on the third floor of Block A;(ii) approximately 1,473 rentable square feet on the second floor of Block B, (iii) approximately 4,722 rentable square feet on the ground floor of Block A;and (iv) approximately 3,090 rentable square feet on the second floor of Block B, all as shown on Exhibit A-1.

©All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Second Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

(b) “Base Rent”: $44,682.18 per month (based on (i) $26.50 per rentable square foot per annum for the office space located on the third floor of Block A and the Expansion Premises; (ii) $46.96 per rentable square foot per annum for the laboratory space located on the second floor of Block B; and (iii) $48.37 per rentable square foot for the Second Expansion Premises), all as subject to the annual increase pursuant to Section 4 of the Lease. The Adjustment Dates for the respective portions of the Premises under Section 4 of the ease are as follows: (x) the Original Premises, May 1 of each year of the Term; (y) the Expansion Premises, August 1 of each year of the Term; and (z) the Second Expansion Premises, May 1, 2014 and each May 1 of the Term thereafter. Base Rent is inclusive of all operating costs in relation to the Premises, including, but not limited to, real estate taxes, insurance, maintenance, repairs and utilities, except as otherwise expressly provided herein. In consideration of the Second Amendment to Lease, Base Rent for the Premises shall be abated for the 60-day period from and after the Second Expansion Commencement Date.

(c) “Rentable Area of the Premises”: 16,121 sq. ft.

(d) “Security Deposit”: $30,000.00 (see Section 7 below)

(e) “Base Term”: (i) with respect to the Original Premises, commencing on the Commencement Date and expiring on April 30, 2018; (ii) with respect to the Expansion Premises, commencing on the Expansion Premises Commencement Date and expiring on April 30, 2018; and (iii) with respect to the Second Expansion Premises, commencing on the Second Expansion Commencement Date and expiring on April 30, 2018.

4. Delivery of Second Expansion Premises. Tenant shall accept the Second Expansion Premises in their condition as of the Second Expansion Commencement Date, subject to all applicable Legal Requirements. Landlord shall have no obligation for any defects in the Second Expansion Premises. Tenant’s taking possession of the Second Expansion Premises shall be conclusive evidence that Tenant accepts the Second Expansion Premises and that the Second Expansion Premises were in good condition at the time possession was taken. Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Second Expansion Premises, and/or the suitability of the Second Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Second Expansion Premises are suitable for the Permitted Use.

5. Right to Negotiate.

(a) Expansion in Block D. If, at any time, the Block 0 Space (as defined below) in the Project becomes available for lease, Landlord shall give notice of such availability to Tenant. Landlord shall thereafter, for a period of up to 10 business days, negotiate in good faith with Tenant for Tenant’s lease of such space on such terms as shall be acceptable to Landlord and Tenant (the “Negotiation Right”). For purposes of this Section 5, the “Block D Space” shall mean the approximately 16,987 rentable square feet in Block D shown on Exhibit 8-1 when the same is not occupied by a tenant or when the same is occupied by an existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Provided that no right to expand is exercised by any tenant with superior rights, Tenant shall be entitled to lease the Block D Space as an expansion of the Premises, or, alternatively, as a relocation to the Block D Space of the current office areas of the Premises located on the ground floor and third floor of Block A, upon the terms and conditions, if any, agreed to by Landlord and Tenant.

©All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Second Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

(b) Amended Lease. If after the expiration of such 10 business day period, no lease amendment or lease agreement for the Block D Space has been executed, such Negotiation Right shall be waived and of no further force or effect with respect to such Block D Space at any time during the balance of the Term.

(c) Exceptions. Notwithstanding the above, the Negotiation Right shall not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in Default under any provision of the Lease; or

(ii) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

(d) Termination. The Negotiation Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the lease of the Block D Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Negotiation Right to the date of the commencement of the lease of the Block D Space, whether or not such Defaults are cured.

(e) Rights Personal. The Negotiation Right is personal to Tenant and is not assignable (except in the case of an assignment of the Lease to an entity controlling, controlled by or under common control with Tenant) without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

(f) No Extensions. The period of time within which the Negotiation Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Negotiation Right.

6. Extension Right. Section 39 of the Lease (Right to Extend Term) remains in full force and effect.

7. Right to Relocate. Subject to the provisions of this Section 7, Tenant may, with the cooperation of Bellus Health, arrange for an exchange of the premises subject to the Bellus Health Lease with all or a portion of the Premises demised under the Lease, such that Tenant would consolidate its office space to the third floor of Block A and Bellus Health would relocate to the ground floor of Block A (with the exception of Dr. Bellini’s area) (“Relocation Right”). The lease amendments to be executed by the parties shall not change the rights and obligations of the parties (including without limitation the Rent paid under the respective leases), and shall be in form and substance satisfactory to Landlord. The Relocation Right set forth herein shall be subject to the same conditions as applicable to the Negotiation Right in accordance with Section 5(c), (d), (e) and (f) above, both as to the Bellus Health Lease and the Lease.

©All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Second Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

8. Additional Security Deposit. Tenant has delivered to Landlord a letter of credit in the amount of $20,000.00 as the Security Deposit under Section 6 of the Lease. Simultaneously with the execution of this Second Amendment, Tenant shall deliver to Landlord the sum of $10,000.00 in cash as the addition to the Security Deposit required in connection with the Second Amendment. The Security Deposit, as so increased, shall be governed by the provisions of Section 6 of the Lease.

9. Miscellaneous.

(a) The Recitals set forth above are hereby incorporated into this Second Amendment. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

(b) This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous or a land written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(c) This Second Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(d) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

(e) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this transaction other than CBRE Limited, and that no Broker other than CBRE Limited, who shall be paid by Landlord pursuant to separate agreement, brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE Limited, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

(f) As amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

(Signatures on Next Page)

©All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Second Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

LANDLORD:

A.R.E. QUEBEC NO. 2, INC., a Company organized under the Companies Act (Quebec)

By:
Name:
Title:

TENANT:

KLOX TECHNOLOGIES INC., a Company incorporated under the Canada Business Corporations Act

By:	/s/Lise Hébert
Name:	Lise Hébert
Title:	President & CEO

©All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

EXHIBIT A-1

Plan of Second Expansion Premises

See attached

EXHIBIT B-1

Plan of Block D Space

See attached

Third Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (the “Third Amendment”) is made as of June 1, 2013, by and between A.R.E. Quebec No. 2, Inc., a Quebec corporation (“Landlord”), and Klox Technologies, Inc., a Company incorporated under the Canada Business Corporations Act (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of April 5, 2011, as amended by a First Amendment to Lease Agreement (the “First Amendment”) dated as of July 12, 2011 and a Second Amendment to Lease (the “Second Amendment”) dated as of February 28, 2013 (as so amended, the “Lease”), wherein Landlord leases to Tenant certain premises (the “Premises”) located at 275 Armand-Frappier Boulevard, Laval, Quebec, Canada, which Premises are more particularly described in Exhibit A attached to the Lease.

B. Tenant desires to surrender the 4,722 rentable square feet located on the ground floor of Block A of the Project as more particularly shown on Exhibit A of the First Amendment (the “Ground Floor Surrender Space”), and at the same time expand the Premises demised under the Lease to include an additional 6,836 rentable square feet located on the third floor of Block A as more particularly shown on Exhibit A to this Third Amendment (the “Third Expansion Premises”), and Landlord is willing to permit Tenant to surrender the Ground Floor Surrender Space and lease the Third Expansion Premises to Tenant, all on the terms herein set forth.

C. Landlord and Tenant desire to amend the Lease to, among other things, remove the Ground Floor Surrender Space from the Premises demised under the Lease, add the Third Expansion Premises to the Premises demised under the Lease and to amend the Lease as more particularly set forth below.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Defined Terms. All initially capitalized terms not defined specifically herein shall have the meanings set forth in the Lease.

2. Relocation of Portion of Premises.

(a) Surrender and Termination Solely with respect to Ground Floor Surrender Space. Landlord and Tenant hereby agree that, effective as of June 1, 2013 (the “Relocation Effective Date”), the Lease shall terminate solely with respect to the Ground Floor Surrender Space, consisting for all purposes of this Lease of approximately 4,722 rentable square feet located on the ground floor of Block A of the Project, as more particularly shown on Exhibit A of the First Amendment, whereupon the Base Term of the Lease shall cease and expire solely with respect to the Ground Floor Surrender Space as if the Relocation Effective

Third Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

Date were the expiration date originally set forth in the Lease for the expiration of the Base Term for the Ground Floor Surrender Space. Subject to the terms and conditions of this Third Amendment, upon such termination, Tenant shall be released from liability under the Lease arising from and after the Relocation Effective Date solely with respect to the Ground Floor Surrender Space as if the Relocation Effective Date were the Base Term expiration date originally set forth in the Lease for the Ground Floor Surrender Space, including the obligation to pay rent; provided, however, that the foregoing provisions of this paragraph shall not limit Tenant’s obligations to pay any Base Rent, any Additional Rent and other amounts as may accrue or become due under this Lease through the Relocation Effective Date in accordance with the terms of the Lease, or to perform any other obligations of Tenant that may have arisen prior to the Relocation Effective Date or that survive expiration or early termination, all in accordance with the terms of the Lease. Tenant agrees that it will yield up and surrender the Ground Floor Surrender Space on the Relocation Effective Date in the condition required pursuant to the Lease, it being understood that Tenant shall not be required to submit a Surrender Plan as provided in Section 28 of the Lease as the Ground Floor Surrender Space was used for general office purposes.

(b) Third Expansion Premises. Effective as of the Relocation Effective Date, the Premises demised under the Lease are hereby expanded to include the Third Expansion Premises, consisting for all purposes of the Lease of approximately 6,836 rentable square feet located on the third floor of Block A of the Project, as more particularly shown on Exhibit A attached hereto and incorporated herein by this reference.

3. Amendments to Defined Terms. Effective as of the Relocation Effective Date, the defined terms “Premises”, “Base Rent”, “Rentable Area of the Premises”, and “Base Term” are hereby deleted in their entirety and replaced with the following:

(a) “Premises”: That portion of the Project, containing approximately 18,235 rentable square feet, as determined by Landlord, consisting of: (i) approximately 6,836 rentable square feet of office space on the third floor of Block A (which is part of the Original Premises); (ii) approximately 1,473 rentable square feet on the second floor of Block B (which is part of the Original Premises), (iii) approximately 3,090 rentable square feet on the second floor of Block B (which is the Second Expansion Premises), and (iv) an additional approximately 6,836 rentable square feet on the third floor of Block A (which is the Third Expansion Premises); all as shown on Exhibit A.

(b) “Base Rent”: $50,141.62 per month (based on (i) originally, $26.50 per rentable square foot per annum for the 6,836 rentable square feet of office space located on the third floor of Block A (which is part of the Original Premises); (ii) originally, $46.96 per rentable square foot per annum for the 1,473 rentable square feet of laboratory space located on the second floor of Block B (which is part of the Original Premises); (iii) $48.37 per rentable square foot for the 3,090 rentable square feet of space located on the second floor of Block B (which is the Second Expansion Premises); and (iv) $27.30 per rentable square foot per annum for the additional 6,836 rentable square feet of space located on the third floor of Block A (which is the Third Expansion Premises), all as subject to the annual increase on each applicable Adjustment Date pursuant to Section 4 of the Lease. The Adjustment Dates for the respective portions of the Premises under Section 4 of the Lease are as follows: (x) the Original Premises, May 1 of each year of the Term; (y) the Second Expansion Premises, May 1, 2014 and each May 1 of the Term thereafter; and (z) the Third Expansion Premises, August 1, 2014 and August 1 of each year of the Term thereafter. Base Rent is inclusive of all operating costs in relation to the Premises, including, but not limited to, real estate taxes, insurance, maintenance, repairs and utilities, except as otherwise expressly provided herein.

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Third Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

(c) “Rentable Area of the Premises”: 18,235 sq.ft.

(d) “Base Term”: (i) with respect to the Original Premises, commencing on the Commencement Date and expiring on April 30, 2018; (ii) with respect to the Ground Floor Surrender Space, commencing on the Expansion Premises Commencement Date and expiring on the Relocation Effective Date; (iii) with respect to the Second Expansion Premises, commencing on the Second Expansion Commencement Date and expiring on April 30, 2018; and (iv) with respect to the Third Expansion Premises, commencing on the Relocation Effective Date and expiring on April 30, 2018.

4. Delivery of Third Expansion Premises. Tenant shall accept the Third Expansion Premises in their condition as of the Relocation Effective Date, subject to all applicable Legal Requirements. Landlord shall have no obligation for any defects in the Third Expansion Premises. Tenant’s taking possession of the Third Expansion Premises shall be conclusive evidence that Tenant accepts the Third Expansion Premises and that the Third Expansion Premises were in good condition at the time possession was taken. Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Third Expansion Premises, and/or the suitability of the Third Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Third Expansion Premises are suitable for the Permitted Use.

5. Right to Negotiate. Nothing herein shall amend or modify Section 5 (Right to Negotiate) of the Second Amendment with respect to the Negotiation Right of Tenant.

6. Extension Right. Section 39 of the Lease (Right to Extend Term) remains in full force and effect and is applicable to the Premises (as modified herein).

7. No Further Relocation Right. The terms and conditions of this Third Amendment give effect to the right to relocate and other rights of Tenant pursuant to Section 7 of the Second Amendment. Accordingly, Tenant has no further relocation rights pursuant to said Section 7 of the Second Amendment. Tenant agrees to cooperate with Bellus Health and BHI Limited Partnership with respect to the area occupied by Dr. Bellini within the Ground Floor Surrender Space.

8. Miscellaneous.

(a) The Recitals set forth above are hereby incorporated into this Third Amendment. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

(b) This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

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Third Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

(c) This Third Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(d) This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

(e) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this transaction, and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

(f) As amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

(Signatures on Next Page)

4.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

LANDLORD:

A.R.E. 90,EBEC NO. 2, INC., a Company organized under the Companies Act (Quebec)

By:	/s/ Jennifer Pappas
Name:	Jennifer Pappas
Title:	SVP – General Counsel

TENANT:

KLOX TECHNOLOGIES INC., a Company incorporated under the Canada Business Corporations Act

By:	/s/ Lise Hébert
Name:	Lise Hébert
Title:	President & Chief Executive Officer

EXHIBIT A

Fourth Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

FOURTH AMENDMENT TO LEASE

This Fourth Amendment to Lease (the “Fourth Amendment”) is made as of June 10, 2014 (“Fourth Amendment Effective Date”), by and between A.R.E. Quebec No. 2, Inc., a Quebec corporation (“Landlord”), and Klox Technologies, Inc., a Company incorporated under the Canada Business Corporations Act (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of April 5, 2011, as amended by a First Amendment to Lease Agreement (the “First Amendment”) dated as of July 12, 2011 and a Second Amendment to Lease (the “Second Amendment”) dated as of February 28, 2013, and a Third Amendment to Lease (the “Third Amendment”) dated as of June 1, 2013 (as so amended, the “Lease”), wherein Landlord leases to Tenant certain premises (the “Premises”) located at 275 Armand-Frappier Boulevard, Laval, Quebec, Canada, which Premises are more particularly described in Exhibit A attached to the Lease.

B. Tenant desires expand the Premises demised under the Lease to include an additional 2,548 rentable square feet located on the second floor of Block B as more particularly shown on Exhibit A to this Fourth Amendment (the “Fourth Expansion Premises”), and Landlord is willing to permit Tenant to lease the Fourth Expansion Premises to Tenant, all on the terms herein set forth.

C. Landlord and Tenant desire to amend the Lease to, among other things, add the Fourth Expansion Premises to the Premises demised under the Lease and to amend the Lease as more particularly set forth below.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Defined Terms. All initially capitalized terms not defined specifically herein shall have the meanings set forth in the Lease.

2. Expansion of Premises. Landlord and Tenant hereby agree that, effective as of the Fourth Amendment Effective Date, the Premises demised under the Lease are hereby expanded to include the Fourth Expansion Premises, consisting for all purposes of the Lease of approximately 2,548 rentable square feet located on the second floor of Block B of the Project, as more particularly shown on Exhibit A attached hereto and incorporated herein by this reference.

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Fourth Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

3. Amendments to Defined Terms. Effective as of the Fourth Amendment Effective Date, the defined terms “Premises”, “Base Rent”, “Rentable Area of the Premises”, and “Base Term” are hereby deleted in their entirety and replaced with the following:

(a) “Premises”: That portion of the Project, containing approximately 20,783 rentable square feet, as determined by Landlord, consisting of: (i) approximately 6,836 rentable square feet of office space on the third floor of Block A (which is part of the Original Premises); (ii) approximately 1,473 rentable square feet on the second floor of Block B (which is part of the Original Premises); (iii) approximately 3,090 rentable square feet on the second floor of Block B (which is the Second Expansion Premises); (iv) approximately 6,836 rentable square feet on the third floor of Block A (which is the Third Expansion Premises); and (v) an additional approximately 2,548 rentable square feet on the second floor of Block B (which is the Fourth Expansion Premises); all as shown on Exhibit A.

(b) “Base Rent”: $56,487.53 per month (based on (i) originally, $26.50 per rentable square foot per annum for the 6,836 rentable square feet of office space located on the third floor of Block A (which is part of the Original Premises); (ii) originally, $46.96 per rentable square foot per annum for the 1,473 rentable square feet of laboratory space located on the second floor of Block B (which is part of the Original Premises); (iii) $48.37 per rentable square foot for the 3,090 rentable square feet of space located on the second floor of Block B (which is the Second Expansion Premises); (iv) $27.30 per rentable square foot per annum for the additional 6,836 rentable square feet of space located on the third floor of Block A (which is the Third Expansion Premises); and (v) $25.00 per rentable square foot per annum for the additional 2,548 rentable square feet of space located on the second floor of Block B (which is the Fourth Expansion Premises), all as subject to the annual increase on each applicable Adjustment Date pursuant to Section 4 of the Lease. The Adjustment Dates for the respective portions of the Premises under Section 4 of the Lease are as follows: (w) the Original Premises, May 1 of each year of the Term; (x) the Second Expansion Premises, May 1, 2014 and each May 1 of the Term thereafter; (y) the Third Expansion Premises, August 1, 2014 and August 1 of each year of the Term thereafter; and (z) the Fourth Expansion Premises, May 1, 2015 and each May 1 of each year of the Term thereafter. Base Rent is inclusive of all operating costs in relation to the Premises, including, but not limited to, real estate taxes, insurance, maintenance, repairs and utilities, except as otherwise expressly provided herein. Notwithstanding any provision hereof to the contrary, no Base Rent shall be payable with respect to the Fourth Expansion Premises from the Fourth Amendment Effective Date through November 30, 2014.

(c) “Rentable Area of the Premises”: 20,783 sq.ft.

(d) “Base Term”: (i) with respect to the Original Premises, commencing on the Commencement Date and expiring on April 30, 2018; (ii) with respect to the Ground Floor Surrender Space, commencing on the Expansion Premises Commencement Date and expiring on the Relocation Effective Date; (iii) with respect to the Second Expansion Premises, commencing on the Second Expansion Commencement Date and expiring on April 30, 2018; (iv) with respect to the Third Expansion Premises, commencing on the Relocation Effective Date and expiring on April 30, 2018; and (v) with respect to the Fourth Expansion Premises, commencing on the Fourth Amendment Effective Date and expiring on April 30, 2018.

4. Delivery of Fourth Expansion Premises. Tenant shall accept the Fourth Expansion Premises in their condition as of the Fourth Amendment Effective Date, subject to all applicable Legal Requirements, except that Landlord shall provide and install new paint and carpet throughout the Fourth Expansion Premises at Landlord’s expense (“Landlord’s Fourth Expansion Premises Work”). Landlord shall use reasonable efforts to complete Landlord’s Fourth Expansion Premises Work within 30 days after the Fourth Amendment Effective Date. Except for Landlord’s obligation to complete the Fourth Expansion Premises Work, Landlord shall have no obligation for any defects in the Fourth Expansion Premises.

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Fourth Amendment to Lease-Klox Technologies

275 Armand-Frappier Boulevard, Laval, Quebec, Canada

5. Right to Negotiate. Nothing herein shall amend or modify Section 5 (Right to Negotiate) of the Second Amendment with respect to the Negotiation Right of Tenant.

6. Extension Right. Section 39 of the Lease (Right to Extend Term) remains in full force and effect and is applicable to the Premises (as modified herein).

7. Miscellaneous.

(a) The Recitals set forth above are hereby incorporated into this Fourth Amendment. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

(b) This Fourth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fourth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(c) This Fourth Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(d) This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fourth Amendment attached thereto.

(e) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively “Broker”) other than CBRE Limitee in connection with this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction, except that Landlord shall be solely responsible for any commission to CBRE Limitee.

(f) As amended and/or modified by this Fourth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fourth Amendment. In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Lease, the provisions of this Fourth Amendment shall prevail. Whether or not specifically amended by this Fourth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fourth Amendment.

(g) The parties hereby confirm their express wish that this Agreement and all documents and agreements directly and indirectly related thereto, including notices, be drawn up in English. Les parties reconnaissent leur volonté expresse que la présente convention ainsi que tous les documents et conventions qui s’y rattachent directement ou indirectement , y compris les avis, soient rédigés en langue anglaise.

(Signatures on Next Page)

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

LANDLORD:

A.R.E. QUEBEC NO. 2, INC., a Company organized under the Companies Act (Quebec)

By:	/s/ Jackie Clem
Name:	Jackie Clem
Title:	VP Real Estate Legal Affairs

TENANT:

KLOX TECHNOLOGIES INC., A Company incorporated under the Canada Business Corporations Act

By:	/s/ Lise Hébert
Name:	Lise Hébert
Title:	President & CEO

EXHIBIT A

Plan of Fourth Expansion Premises

See attached